EIP Growth and Income Fund
Supplement to the Prospectus dated February 28, 2019

Effective December 12, 2019, the EIP Growth and Income Fund’s adviser, Energy Income Partners, LLC, has revised its Privacy Notice. The Privacy Notice in Appendix PN of the Prospectus is replaced with the following:

ENERGY INCOME PARTNERS, LLC
EIP INVESTMENT TRUST

Privacy Notice

This notice describes the Privacy Policy of Energy Income Partners, LLC (EIP) and EIP Investment Trust (EIP Trust) regarding how EIP and/or its affiliates handle and protect personal information that is received about its prospective, current or former clients and investors (collectively, clients or you), including investors in EIP Trust.
USE AND COLLECTION OF PERSONAL INFORMATION
EIP collects personal information for various business purposes including:
• Routine business purposes, such as providing investment management services; communicating information about EIP products and services; processing transactions in EIP private investment vehicles, separately managed accounts and EIP Trust
• Completing EIP obligations and enforcing EIP and client rights under any contracts entered into with clients/investors
• Compliance with applicable laws
Personal Information includes your name, signature, postal and electronic addresses, Internet Protocol address, telephone number, social security number or tax identification number, copies of driver’s licenses and/or passports, assets, net worth, income, bank and brokerage account information, occupation and any other identifying information not available to the public (collectively, Personal Information). Personal Information shall not include publicly available information, de-identified or aggregated client information or information covered by sector-specific privacy laws, including the Gramm-Leach-Bliley Act (GLBA).
Personal Information may be obtained from (i) written, telephonic or in-person communications with you or any third-party engaging EIP’s services on your behalf (each, an agent); (ii) documents you or your agents may deliver to EIP, EIP Trust or any EIP affiliate including the process of opening investment advisory relationships; and (iii) your activity on EIP’s website, such as from submissions through our website portal or website usage details collected automatically (i.e., cookies).
SAFEGUARD AND DISCLOSURE OF PERSONAL INFORMATION
EIP maintains physical, electronic and procedural safeguards to protect and maintain Personal Information. EIP permits only authorized individuals, including employees who have been advised as to the proper handling of client information and who need to access this information to perform services, to have access to Personal Information. These authorized individuals are required to maintain and protect

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the confidentiality of Personal Information and may not use Personal Information for their own personal use.
EIP does not disclose Personal Information to nonaffiliated third-parties or to affiliated entities, except as permitted by law and as described below. In order to service your account(s) and process transactions for your account(s) or to assist EIP or EIP Trust in the service of your account(s), EIP or EIP Investment Trust may provide Personal Information to (i) its affiliates, (ii) nonaffiliated third-party service providers that have a need for such information (Service Providers), such as broker-dealers, administrators, word processors, printers, accountants, auditors, technology service providers or lawyers or (iii) regulatory authorities to comply with any state or federal law, or to respond to a subpoena, court order or judicial process as required or permitted by applicable law.
EIP and EIP Trust conduct reasonable due diligence to assess whether a prospective third-party service provider can safeguard Personal Information. Any contract with a third-party service provider entered into by EIP or EIP Trust will include provisions designed to ensure that the third-party will uphold and maintain EIP’s and EIP Trust’s privacy standards when handling Personal Information, including physical, electronic and procedural safeguards for the protection of Personal Information, and will not use Personal Information for any purpose other than as specified in the contract.
Other than as described above in connection with servicing your account(s), EIP or EIP Trust does not provide information about you to outside firms, organizations or individuals except at your request. EIP and EIP Trust does not sell Personal Information and would not do so without client approval. If, at any point in the future, EIP and EIP Trust were to sell Personal Information for a business purpose, clients would have the right to request disclosure of any such sale, as well as the type(s) of Personal Information purchased by each category of recipient.
CHANGES TO THIS PRIVACY NOTICE
EIP and EIP Trust will continue to adhere to the privacy policy with respect to the information we have in our possession relating to both existing and former individual clients/investors.
All material changes to this Privacy Notice will be offered to existing clients of EIP and investors in EIP funds and products, including the EIP Trust, and be made available upon request. If you have any questions or concerns about your Personal Information or this Privacy Notice, please contact EIP at (203) 349-8232 or ir@eipinvestments.com.

Revised December 2019 Energy Income Partners

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